SIXTH AMENDMENT TO LOAN AGREEMENT



     THIS SIXTH AMENDMENT TO LOAN AGREEMENT dated as of April 25, 1997, by and between:

          ORANGE-CO, INC., a Florida corporation and ORANGE-CO OF FLORIDA, INC., a Florida corporation, 2020 Highway 17 South, Bartow, Florida 33830 (hereinafter collectively referred to as the "Borrowers");

                                    and

          SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, 200 South Orange Avenue, Post Office Box 3833, Orlando, Florida 32897 (hereinafter referred to as the "Bank").


                           W I T N E S S E T H:


     WHEREAS, pursuant to the Loan Agreement, dated June 16, 1993, by and among the Bank and the Borrowers, as amended, the Bank agreed to extend to the Borrowers a working capital line of credit loan in the maximum principal amount of $40,000,000.00 (the "Working Capital Loan") and a revolving line of credit loan in the maximum principal amount of $10,000,000.00 (the Revolving Loan ); and

     WHEREAS, the Borrowers have requested the Bank to (a) renew and extend the maturity of the Revolving Loan from April 30, 1997 until April 30, 1998 and (b) renew and extend the maturity date of the Working Capital Loan from April 30, 1998 until April 30, 1999, (c) increase the commitment amount under the Working Capital Loan to $45,000,000.00 and (d) no longer require that the Revolving Loan be secured by the security interest created pursuant to the Security Agreement (as defined in the Loan Agreement, as amended); and

     WHEREAS, the Bank has agreed to the foregoing subject to the terms and conditions hereof and the other Loan Documents.

     NOW, THEREFORE, for and in consideration of the above premises, and the mutual covenants and agreements contained herein, the Borrowers and the Bank do hereby agree as follows:

     1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) The definition of "Loan or Loans" in Section 1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

               "`Loan" or  "Loans'  shall mean the Revolving Loan and the
                Working Capital Loan, as the context may require."

          (b) The definition of "Revolving Loan" in Section 1.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

               "`Revolving Loan' shall mean the loan or loans up to but not exceeding the principal amount of $10,000,000.00 made to the Borrowers by the Bank pursuant to and in accordance with the terms of this Agreement."

          (c) The definition of "Revolving Period" is hereby deleted and, in lieu thereof, there is substituted the following:

               "`Revolving Period' shall mean the period during the term of the Loans, which, in the case of the Revolving Loan, shall commence on the date hereof and end on the earlier of the occurrence of (i) an Event of Default or (ii) April 30, 1998, or such later date as the Bank may agree to in writing, and in the case of the Working Capital Loan, shall commence on the date hereof and end on the occurrence of
               (i) an Event of Default or (ii) April 30, 1999, or such later date as the Bank may agree to in writing."

          (d) The definition of "Term Loan" in Section 1.01 of the Loan Agreement is hereby deleted.

          (e) Section 2.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

               "SECTION 2.01.  The Loans.  The Bank agrees from time to time during the applicable Revolving Period to lend to the Borrowers, upon the request of either Borrower, or pursuant to the Cash Management Agreement, on the terms and conditions set forth herein, up to the maximum principal amount of $10,000,000.00 with respect to the Revolving Loan and up to the lesser of (i) $45,000,000.00 or (ii) the amount of the Borrowing Base with respect to the Working Capital Loan. During the Revolving Period, the Borrowers shall be entitled to receive the entire proceeds of the Loans in one or more Advances pursuant to Section 2.02 hereof, except as otherwise specifically set forth in this Agreement. Advances under the Revolving Loan and the Working Capital Loan shall be evidenced by the Revolving Note and the Working Capital Note, respectively, payable as provided in Section 2.08 hereof. After the expiration of the Revolving Period, the Borrowers shall not be entitled to receive any Subsequent Advance. The Working Capital Loan and Revolving Loan may revolve during the Revolving Period; accordingly, during the Revolving Period, the Borrowers may borrow up to the maximum principal amount of said Working Capital Loan and Revolving Loan, repay all or any portion of such principal amount of said Loans, and reborrow up to such maximum principal amount, subject to the terms and conditions set forth herein. If at any time the principal amount outstanding under the Working Capital Loan exceeds the amount of the Borrowing Base, the Borrowers shall immediately reduce the excess principal balance of the Working Capital Loan.

          (f) Section 2.04 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                SECTION 2.04 Restriction on Prepayment. The Borrowers may not prepay all or any part of the principal amount of the Loans outstanding except on the last Banking Day of the Interest Period applicable to a particular Advance. Each prepayment other than full payment shall be made prior to 2:00 P.M. (Orlando time) on the date of the prepayment, and shall be made on a Banking Day in immediately available funds. Prepayments may be made by the Bank pursuant to the Cash Management Agreement on the last Banking Day of the Interest Period. Borrowers shall reimburse the Bank on demand for any funding losses due to a prepayment of a LIBOR loan."

          (g)  Section 4.01(t) of the Loan Agreement is hereby deleted.

     2. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the applicable Loan Documents (as defined in the Loan Agreement) unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

     3. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance of this Sixth Amendment to Loan Agreement and the other loan documents provided to the Bank in connection therewith has been duly authorized by all requisite action of the Borrowers; and

          (b) The Loan Documents are valid, legal binding obligations of the Borrowers enforceable in accordance with their terms. There are no defenses, counterclaims, rights of setoff or recoupment thereunder.

     4. Miscellaneous. The Borrowers hereby confirm the terms conditions, representations and warranties of the Loan Agreement. The Loan Agreement, as amended hereby, shall remain in full force and effect and this Sixth Amendment to Loan Agreement shall not be deemed to be a novation.

     5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties have executed the Sixth Amendment to Loan Agreement as of the day and year first above written.

                          BORROWERS:

                          ORANGE-CO, INC., a Florida corporation



                          By:/s/Dale A. Bruwelheide
                          ---------------------------------------
                          Dale A. Bruwelheide, Vice President

     (CORPORATE SEAL)


                          ORANGE-CO OF FLORIDA, INC., a Florida corporation



                          By:/s/Dale A. Bruwelheide
                          ----------------------------------------
                          Dale A. Bruwelheide, Vice President


     (CORPORATE SEAL)


                          BANK:

                          SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                          ASSOCIATION




                          By:/s/William A. Mang
                          ------------------------------------------
                          William A. Mang, First Vice President